UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-4324
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2021

Item 1. Reports to Stockholders.

(a)

BOSTON COMMON
ESG IMPACT EMERGING MARKETS FUND
(BCEMX)

BOSTON COMMON
ESG IMPACT INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
ESG IMPACT U.S. EQUITY FUND
(BCAMX)

ANNUAL REPORT

September 30, 2021

Table of Contents

Message from the Adviser	1
Boston Common ESG Impact Emerging Markets Fund
Investment Outlook	6
Management’s Discussion of Fund Performance	8
Country Allocation	10
Performance Chart	11
Schedule of Investments	12
Boston Common ESG Impact International Fund
Investment Outlook	14
Management’s Discussion of Fund Performance	16
Country Allocation	18
Performance Chart	19
Schedule of Investments	20
Boston Common ESG Impact U.S. Equity Fund
Investment Outlook	22
Management’s Discussion of Fund Performance	24
Sector Allocation	26
Performance Chart	27
Schedule of Investments	28
Statements of Assets and Liabilities	30
Statements of Operations	31
Statements of Changes in Net Assets	32
Financial Highlights	35
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	49
Expense Examples	50
Statement Regarding Liquidity Risk Management Program	52
Trustees and Executive Officers	53
Approval of Investment Advisory Agreement	58
Federal Tax Information	63
Additional Information	65
Privacy Notice	Inside Back Cover

Important Notice:  As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Boston Common ESG Impact Emerging Markets Fund, Boston Common ESG Impact International Fund and Boston Common ESG Impact U.S. Equity Fund’s (the “Funds” or the “Boston Common ESG Impact Funds”) shareholder reports are no longer sent by mail, unless you have specifically requested paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Funds’ website (www.bostoncommonfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically through your financial intermediary, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Funds at (877) 777-6944.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you may inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling (877) 777-6944.

BOSTON COMMON ESG IMPACT FUNDS

Message from the Adviser

Dear Fellow Investors,

Thank you for sharing our 2021 annual report where we address economic and market developments, summarize our strategies in the U.S. and international portfolios, and feature companies that we view as leaders among peers in environmental, social, or governance (“ESG”) factors.

We are especially pleased to announce Boston Common Asset Management’s (“Boston Common”) newest fund offering, the Boston Common ESG Impact Emerging Markets Fund (the “Emerging Markets Fund”). Launched in September, this new Fund is managed to the firm’s Emerging Market (“EM”) strategy, complementing our two developed market offerings.

Why EM? EM companies are among the leading sustainability adopters on the global ESG stage. The growth opportunities in EMs–where there is a rapidly growing middle class–are shifting from commodity and export-driven companies to those focused on services, technology, and innovation. We believe ESG analysis integrated with disciplined financial research offers investors an exciting opportunity to participate in this growth.

Dramatic supply-chain disruptions, political uncertainty about infrastructure and stimulus packages, debt ceiling jitters, and rising energy prices have dampened near-term global growth expectations. Rebounding consumer demand boosted orders just as COVID-19 concerns caused factory closures in Asia and major logistical challenges hobbled global supply chains. In the face of near-term headwinds, the Developed world’s fiscal and monetary policy will likely remain growth oriented despite near-term inflationary pressures, as policymakers continue to prioritize confronting the hardships brought by the pandemic. While the longer-term effects of the pandemic continue to unfold, vibrant industrial and consumer activity suggest healthy prospects for corporate profits once production and logistics problems are overcome.

As we look forward to normalization of economic activity, our focus remains on careful stock selection and portfolio construction while navigating the divergent economic trends ahead. We continue to seek attractively valued sustainable companies that are addressing the world’s major environmental and social challenges by managing risks and capitalizing on opportunities for creating solutions.

BOSTON COMMON ESG IMPACT FUNDS

Our proactive stewardship and shareowner advocacy efforts are described in the next section. As in the past, we thank you for your interest, continued support, and investment in the Boston Common ESG Impact Funds.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
International Strategies

BOSTON COMMON ESG IMPACT FUNDS

Fund Shareowner Engagement

Below, we showcase examples of how our shareowner voice can add value through targeted company and industry engagement and dialogue efforts.

Delivering Equitable, Ethical, and Environmental Returns, Boston Common’s fifth annual Impact Report comes at a pivotal moment. As post-pandemic economies take shape, we are struck by what we’ve learned from this challenging time and the opportunities it has afforded to support businesses addressing climate change, racial inequity, health risks, and human rights. Over the past year plus, we examined the altered corporate landscape, engaging with companies across a range of ESG issues that led to several positive outcomes.

As COP26 opens the global stage to ambitious and urgently needed Green House Gas emission reduction targets, Boston Common has continued its integrated approach to engaging in climate risk and impact across all the industries in which the Boston Common ESG Impact Funds (the “Funds”invest, with a particular focus on finance and refrigerants.

Climate Change & Inclusive Finance with Banks

As the first U.S. asset manager to join Partnership for Carbon Accounting Financials (“PCAF”), we continue to encourage banks to join this initiative.  PNC Financial joined PCAF, committing to measure and disclose financed emissions and to manage climate risk - a key focus of our shareowner engagement efforts. PNC issued its first Task Force on Climate-Related Financial Disclosures (TCFD) report and committed to a goal of providing $20 billion in financing to renewable energy and clean transport.  Our dialogue with PNC over the last two years has expanded to encompass Inclusive Finance.  The bank recently issued a new 4-year, $88 billion Inclusive Finance commitment, which will support community development programs, low-income lenders, and minority small business development groups.

We expanded our focus on climate risk with several international companies, engaging insurers Axa and Ping An on integrating climate risk in underwriting and investment portfolios.

Refrigerants

Refrigerants (as a category of gases) have between 1000x to 4000x the potential to warm our atmosphere in comparison to CO2. Due to refrigerants’ elevated global warming potential (“GWP”) and the shifting policy landscape, we challenged our holdings to proactively address climate risk and shift to low-GWP products. With climate change already upon us, refrigeration and cooling technology is no longer a luxury; these products and services are vital to human health and safety, food security, and access to medicine. Companies with exposure to the refrigerant value chain have an incredible opportunity to reduce the total emissions associated with these products.

BOSTON COMMON ESG IMPACT FUNDS

We engaged holdings that manufacture refrigeration and air conditioning appliances – Carrier and Daikin – to advocate adoption of alternatives to hydrofluorocarbon (“HFC”) refrigerants, increased refrigerant efficiency, and their proper end-of-life disposal. We are encouraging our holdings to explore collaborative or industry groups and consider opportunities to reduce their customers’ emissions through low-GWP refrigerants and circularity programs. We are exploring opportunities to engage other sectors.

Board Gender and Racial Diversity: 2021 Summary

Boston Common has advocated for increased diversity in the workforce since 2003. As part of our engagement and stewardship approach, we routinely vote against boards that fail to meet our racial and gender diversity thresholds. We believe diversity on the board of directors, as well as in senior and mid-level management, is a key indicator of good corporate governance and management quality.

Proxy Voting Engagement

Over the last two years, when Boston Common has voted against a board, we reach out to the company management to share our rationale, suggest best practices, and open a conversation on board diversity.  As part of our outreach process, we ask that this letter be shared with the Chair of the Board or the Nominating Committee.  Many companies have shared that they would do so.  In addition, looking to the next proxy season, we ask for guidance or advocate for specific steps to further address diversity, including: a commitment to publicly include diverse candidates in each candidate pool; whether they anticipate appointing a diverse candidate in the next year; reporting out on process to identify qualified diverse candidates in its next annual proxy statement; and other guidance on promoting diversity at the board and management level.

In 2021, we wrote to 70 companies across the markets in which we invest with almost three-fourths (74%) being US-domiciled companies.

•	Twenty-four companies (34%) responded to our outreach.

•
Two-thirds disclosed appropriate policies and practices that enable advancements in board diversity, including committing to include women and racially diverse candidates in each pool, and reporting on the process to identify diverse candidates.

•	We pursued active dialogue with four companies: Hannon Armstrong, Intuit, United Parcel Service (UPS), and The New York Times.

•	Nine companies, including those above, made progress on board diversity since our vote and will meet Boston Common’s board diversity threshold in the 2021 proxy season.

BOSTON COMMON ESG IMPACT FUNDS

•	Seven additional companies have added diverse directors in the past year or disclosed time-bound targets to increase board diversity, including international holding Novartis.

Of the companies that responded, nine companies including Advanced Auto Parts, Amgen, Biogen, CME Group, Weyerhaeuser in the US portfolio, and Dechra Pharmaceutical in our international portfolio, shared updates on workforce diversity, set goals, committed to enhanced disclosure, or established new governance structures over the past year.

Expanding Focus to Workplace Racial Equity

In 2021, given the importance of advocating for strong corporate commitments to racial equity, we shared our Workplace Racial Equity framework with all U.S. companies (49) whose board of directors we voted against on either racial or gender diversity criteria.  While we expect companies in which we invest to fully disclose EEO-1 data and conduct gender and racial pay equity audits, our workplace racial equity framework goes beyond this date in assessing how a company integrates racial equity across its business, from board and executive accountability, and Corporate Culture to Data, Analysis & Reporting, and alignment across the value chain (Product Development, Marketing, Suppliers).

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

The Emerging Markets Fund was inaugurated on September 20, 2021. The Emerging Markets Fund, which is managed to the firm’s EM strategy and has a track record of nearly nine years, provides investors the opportunity to invest in a diversified portfolio of EM companies with sound governance and sustainable business models.

ESG research can help uncover investment opportunities, finding those companies that are innovating, evolving with consumer demand, and, importantly, embracing strong governance standards. Within EM economies, the more dynamic and fast-growing industries are where strong ESG practices can add competitive advantages. ESG analysis provides investors with an information set uncorrelated with traditional financial metrics. This additional source of insight is particularly relevant in EMs, as independent ESG research and shareholder engagement remain important, value-add differentiators.

EMs companies are among the leading sustainability adopters on the global ESG stage, as EM countries move quickly to align government stimulus with sustainability investments. For example, South Korea is rapidly advancing its own Green New Deal—revealed in April 2020 as the rest of the world was just beginning to grapple with the COVID-19 pandemic. China also announced ambitious carbon-neutral goals that will require significant investment in a low-carbon and more energy-efficient economy. Its recent 14th Five-year-plan (2021-2025) aims to have electric vehicles (EV) reach 20% of car sales and to increase non-fossil-fuels to 25% of its energy mix. To achieve its targets, China is expected to accelerate sustainable business development.

As investors look for fast-growing companies in the next wave of technologies, we can expect more budding companies, from China and South Korea to Southeast Asia and Latin America, to focus on innovations ranging from eCommerce to inclusive finance to healthcare.

Recent additions to the Boston Common ESG Emerging Markets strategy that are among the new Emerging Markets Fund’s holdings include:

•
Shenzhen Mindray Bio-medical Electronics, a leading medical device manufacturer in China. China views the health care sector as an area of strategic importance and Mindray, with a broad product portfolio including patient monitoring, imaging, and in vitro diagnostics, stands to benefit from accelerated spending on medical infrastructure and future pandemic preparedness. The company also has a dynamic overseas business, currently accounting for some 40% of revenues. Importantly, as indicated by Boston Common’s ESG research, Mindray has demonstrated a solid product quality track record when compared to global peers, which should help the company

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

continue to expand internationally by leveraging the strong customer relationships developed during the pandemic.

•
Brazilian-based WEG, a leading global electrical equipment manufacturer with exposure to electrical engineering, power, and automation technologies. We believe WEG is well-positioned to capitalize on the growing demands for environmental solutions through its products in areas such as renewable energy, industrial efficiency, and electric vehicles.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

Management Discussion

Over the ten days ending September 30, 2021, the Emerging Markets Fund rose 0.08%, ahead of the MSCI Emerging Markets Index’s (the “Index”) drop of -0.27%.

China’s regulatory tightening, supply-chain disruptions, and surging energy prices have dented near-term growth expectations even as the vaccination campaign in EMs is in full swing.  Given the short-term volatility associated with normalizing economic activity, the Emerging Markets Fund is balanced: overweight the cyclical Information Technology and Consumer Discretionary, as well as the defensive Consumer Staples and Health Care sectors.

The Emerging Markets Fund is currently underweight North Asia, especially in China. We have increased our allocation to South and Southeast Asia, where improving vaccination levels and a pick-up in activity should provide the needed boost to recovery. The Emerging Markets Fund remains overweight in Latin America, where policymakers are keen to utilize interest rate rises to get ahead of the inflationary pressures brought by improving economic activity. The upcoming year’s political (election) calendar is beginning to come into view in some markets such as Chile, Colombia, and Brazil. The results will have important implications for the speed of announced economic reforms and review of climate change and renewables pledges.

In all sectors, the Emerging Markets Fund’s positioning emphasizes attractively valued companies with leading ESG and financial characteristics as well as long-term growth drivers consistent with a more sustainable economic future.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise is advantageous for it to do so. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the adviser to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact Funds.

The MSCI EM Index is a float-adjusted market capitalization index that is designed to measure equity market performance in 27 global emerging markets.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

COUNTRY ALLOCATION at September 30, 2021 (Unaudited)

Country	% of Net Assets[1]
China	25.9%
Taiwan	12.9%
Republic of Korea	12.3%
India	9.4%
Brazil	6.8%
South Africa	6.1%
Indonesia	5.6%
Thailand	4.3%
Hong Kong	3.2%
Netherlands	2.0%
United Kingdom	2.0%
Hungary	2.0%
Peru	1.6%
Mexico	1.6%
Colombia	1.2%
Chile	1.0%

[1]	Excludes short-term investments and other assets in excess of liabilities.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

Value of $10,000 vs. MSCI EM® Index
(Unaudited)

	Since	Value of
Actual Returns	Inception	$10,000
Period Ended September 30, 2021	(9/20/21)	(9/30/21)
Emerging Markets Fund	0.08%	$10,008
MSCI EM® Index	-0.27%	$9,973

This chart illustrates the performance of a hypothetical $10,000 investment made on September 20, 2021, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS at September 30, 2021

Shares		Value

COMMON STOCKS – 97.9%

Communication Services – 6.3%
2,100	Advanced Info
	Service PLC	$12,584
320	Tencent Holdings Ltd.	19,104
192	Yandex NV – Class A1	15,300
		46,988

Consumer Discretionary – 18.7%
98,800	Ace Hardware
	Indonesia Tbk PT	8,726
2,000	Alibaba Group
	Holding Ltd.[1]	37,028
500	BYD Company
	Ltd. – Class H	15,541
176	Coway Company Ltd.	10,985
1,000	Giant Manufacturing
	Company Ltd.	11,338
1,336	Lojas Renner SA	8,403
392	MakeMyTrip Ltd.[1]	10,658
130	Naspers Ltd. – Class N	21,486
534	Trip.com Group
	Ltd. – ADR	16,421
		140,586

Consumer Staples – 6.7%
640	Clicks Group Ltd.	11,802
2,500	Hengan International
	Group Company Ltd.	13,332
7,100	Kimberly-Clark de
	Mexico – Class A	11,660
12	LG Household &
	Health Care Ltd.	13,529
		50,323

Energy – 2.0%
7,500	Xinyi Solar
	Holdings Ltd.	15,353

Financials – 21.5%
256	Bancolombia SA – ADR	8,863
31,000	Bank of Communications
	Company Ltd. – Class H	18,349
108	Credicorp Ltd.	11,982
448	HDFC Bank Ltd. – ADR	32,744
2,576	Itau Unibanco
	Holding SA – ADR	13,575
5,100	Kasikornbank
	PLC – NVDR	19,869
256	OTP Bank Nyrt	14,979
2,300	Ping An Insurance
	(Group) Company of
	China Ltd. – Class H	15,731
94,500	PT Bank Rakyat
	Indonesia (Persero) Tbk.	25,189
		161,281

Health Care – 5.4%
32,000	China Traditional
	Chinese Medicine
	Holdings Company Ltd.[1]	16,171
140	Dr. Reddy’s Laboratories
	Ltd. – ADR	9,120
1,142	Hypera SA1	6,708
85,100	PT Kalbe Farma Tbk.	8,480
		40,479

Industrials – 4.1%
230	AirTAC
	International Group	7,156
1,534	WEG SA	11,127
6,000	Weichai Power Company
	Ltd. – Class H	12,418
		30,701

Information Technology – 24.6%
9,000	Chinasoft
	International Ltd.[1]	15,895
2,100	Delta Electronics, Inc.	18,816
810	Infosys Ltd. – ADR	18,022
216	Pagseguro Digital
	Ltd. – Class A1	11,172
396	SK Hynix, Inc.	33,900
648	SK Telecom Company
	Ltd. – ADR	19,505
500	Taiwan Semiconductor
	Manufacturing
	Company Ltd. – ADR	55,826
1,000	Win Semiconductors
	Corp.	10,996
		184,132

Materials – 4.9%
22	LG Chem Ltd.	14,269
614	Mondi PLC	15,120

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS at September 30, 2021 (Continued)

Shares		Value

COMMON STOCKS – 97.9% (Continued)

Materials – 4.9% (Continued)
142	Sociedad Quimica y
	Minera de Chile
	SA – ADR	$7,628
		37,017

Real Estate – 2.7%
13,162	Growthpoint
	Properties Ltd. – REIT	12,499
1,700	Longfor Group
	Holdings Ltd.	7,767
		20,266

Utilities – 1.0%
20,000	Beijing Enterprises
	Water Group Ltd.	7,829

TOTAL COMMON STOCKS
(Cost $734,637)		734,955

RIGHTS – 0.0%[2]

Industrials – 0.0%[2]
11	AirTAC International
	Group (Expiration
	Date 10/11/2021,
	Exercise Price 0.0464
	TWD)	57
TOTAL RIGHTS
(Cost $93)		57

SHORT-TERM INVESTMENTS – 2.0%

Money Market Funds – 2.0%
15,029	First American Treasury
	Obligations Fund –
	Class X, 0.010%[3]	$15,029

TOTAL SHORT-TERM INVESTMENTS
(Cost $15,029)		15,029

TOTAL INVESTMENTS – 99.9%
(Cost $749,759)		750,041
Other Assets in Excess
of Liabilities – 0.1%		567
NET ASSETS – 100.0%		$750,608

ADR  American Depositary Receipt
NVDR  Non-Voting Depositary Receipt
REIT  Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Does not round to 0.1% or (0.1)%, as applicable.
[3]	Annualized seven-day effective yield as of September 30, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Investment Outlook

Improving vaccination rates, easing COVID-19 restrictions, and policy stimulus have led to improved macroeconomic conditions and recovering corporate profits. Yet, the pandemic has caused shifts in demand, major shortfalls in production, and dramatic increases in backlogs amidst growing logistics challenges. These dislocations, in combination with surging energy costs, have dented near-term growth expectations and increased inflation. While the pandemic will likely have long-lasting effects, vibrant industrial and consumer activity suggest healthy underlying prospects for corporate profits once production and logistics problems are overcome. The developed world policy framework will likely remain growth oriented, as policymakers continue to prioritize confronting the hardships brought by the pandemic over short-term inflationary concerns. With over two-thirds of the populations of the European Union and Japan at least partially vaccinated, economic and social normalization should continue so long as vaccines continue to protect against severe disease.

On balance, the Boston Common ESG Impact International Fund (the “International Fund”) is positioned for cyclical strength, with more exposure than the MSCI EAFE® Index (the “Index”) to industrials, financials, and semiconductors. As Europe and Asia start to transition towards net-zero carbon emission economies, we believe energy efficient equipment suppliers, renewable energy providers, and green chemical producers are well positioned for healthy demand during the recovery and beyond. In fact, we continue to seek companies benefitting from increased attention to environmental opportunities and risks across all sectors. The International Fund’s high-quality characteristics are evident in leading ESG practices and more stable financial profiles.

Having successfully completed post-Brexit negotiations with the U.K., the European Union’s (the “E.U.”) political situation looks more stable. The funding of the E.U.’s fiscal stimulus through the first issuance of pan-European bonds represents a substantial step toward greater fiscal integration. Importantly, the recovery spending is tied to Europe’s Green Deal initiatives. The strong performance of the Green party in recent German elections suggests popular support for climate legislation is unfazed by recent surges in energy costs. Coupled with the European Central Bank’s incorporation of climate change policies into its bond purchases, Europe’s coordinated efforts to address ESG challenges stand out on a global basis and are at the heart of our long-term investment thesis for the continent. Among portfolio actions, the International Fund purchased Swedish truck manufacturer Volvo. With over five years of experience selling electric buses and last year’s launch of an electric truck line, we think Volvo is effectively managing the transition away from internal combustion engines, a crucial piece of Europe’s de-carbonization plan.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Japan has announced a green growth strategy in order to achieve its 2050 carbon-neutral target. Consistent with Europe’s approach, the country aims to boost renewable energy’s share of power generation to over 50%. Japan will also ban sales of internal combustion engine cars by mid-2030s, a monumental transformation of the transport sector for a country home to six of the ten largest auto manufacturers in the world. While mindful of Japan’s economic challenges, including a shrinking population and excess capacity, we are encouraged by reform efforts that first targeted governance and now turn to the environment. We have found many innovative companies with globally competitive products, and Japan remains the largest single country in the International Fund. Among recent purchases, we bought Kurita, a leading provider of equipment and chemicals to produce ultrapure water and reclaim wastewater. The company’s products and services should see greater demand and pricing power as technology and industrial customers seek improved resource efficiency amidst rising concerns over water scarcity.

After agreeing to an investment deal with the E.U. and to work together with the U.S. on climate change, China is facing external pressures related to its treatment of Uyghurs in Xinjiang and its political assimilation of Hong Kong. Multinational corporations have struggled to navigate these sensitive issues, just as diplomats balance deep trade ties with foreign policy initiatives. We are hopeful that global economic integration will foster both economic growth and social freedoms, creating prosperous conditions for citizens and investors. In the rest of the developing world, the pandemic continues to drive the cadence of economic recovery with encouraging signs of improved access to vaccines. Over half the population in Asia and South America have now received at least one dose. We continue to have a favorable long-term view of EM growth and are overweight consumer, financial, and information technology segments with increased focus on leaders in the clean energy transition. We recently purchased Korean chemical company LG Chem. The company is a leading supplier of electric vehicle batteries and is also demonstrating improving governance with a plan to spin out its energy storage business from its other chemical operations.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Management Discussion

For the twelve months ending September 30, 2021, the International Fund appreciated 19.48%. The Index increased 25.73% over the same time period.

Some factors and stocks that helped the International Fund outperform the benchmark in 2020 have reversed this past year. Rising commodity prices and an increase in long-term interest rates pressured some of our high-quality growth holdings and aided depressed cyclical value stocks, which are more heavily weighted in the Index. These market conditions have been challenging for stock selection and the International Fund’s relative performance.

Stock selection in the Consumer Discretionary sector was the largest detractor from the International Fund’s performance. Ecommerce giant Alibaba was pressured by China’s rollout of an array of business restrictions and German sportswear company adidas faced headwinds in China. French auto parts manufacturer Valeo declined on concerns about its electric vehicle (EV) powertrain business. The Information Technology and Consumer Staples sectors also hurt results, driven by adverse stock selection. Our underweight of the top-performing Energy sector was an additional negative factor. From a regional perspective, many of the International Fund’s top detractors were in Developed Europe ex U.K., including health care holdings Novartis and Philips, German residential real estate holding Vonovia, and global enterprise software company SAP. The International Fund’s allocation to EMs was also a drag on performance.

Strong stock selection in the Financials sector was the largest contributor to performance. Higher interest rates, stable credit quality, and rising capital markets improved earnings prospects for European bank and insurance providers ING and AXA as well as Japanese and Australian diversified financial groups Orix and Macquarie. The Health Care sector was also a positive contributor to relative performance, led by International Fund holdings Dechra Pharma in the U.K. and Hoya in Japan. Japan was the International Fund’s top regional performer helped by job search leader Recruit and bike parts specialist Shimano. Information Technology holdings ASML and Infineon round out the top ten contributors.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise is advantageous for it to do so. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the adviser to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact Funds.

The MSCI EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada. Investment grade securities are securities that have been rated as having a relatively low risk of default. It is not possible to invest directly into an index.

EEO-1 report data is a compliance survey mandated by federal statue and regulations requiring company employment data to be categorized by race/ethnicity, gender and job category.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

COUNTRY ALLOCATION at September 30, 2021 (Unaudited)

Country	% of Net Assets[1]
Japan	20.3%
United Kingdom	11.4%
Germany	9.9%
France	9.6%
Sweden	5.9%
Netherlands	5.2%
Denmark	5.0%
Switzerland	4.2%
Australia	3.5%
Finland	2.8%
Hong Kong	2.7%
Republic of Korea	2.7%
China	2.0%
Singapore	2.0%
Ireland	2.0%
Indonesia	1.5%
Belgium	1.4%
Italy	1.3%
Taiwan	1.3%
India	1.1%
South Africa	1.0%
Spain	1.0%

[1]	Excludes short-term investments and other assets in excess of liabilities.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Value of $10,000 vs. MSCI EAFE® Index
(Unaudited)

Average Annual Returns					Value of
Periods Ended	One	Three	Five	Ten	$10,000
September 30, 2021	Year	Years	Years	Years	(9/30/21)
International Fund	19.48%	9.68%	9.64%	8.07%	$21,737
MSCI EAFE® Index	25.73%	7.62%	8.81%	8.10%	$21,785

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2021

Shares		Value

COMMON STOCKS – 97.8%

Communication Services – 2.0%
490,190	Deutsche
	Telekom AG	$9,830,332

Consumer Discretionary – 12.5%
31,561	Adidas AG	9,918,216
30,420	Alibaba Group
	Holding
	Ltd. – ADR[1]	4,503,681
910,200	Barratt
	Developments PLC	8,045,976
29,936	Naspers Ltd. –
	Class N	4,947,815
34,400	Shimano, Inc.	10,051,240
65,750	Sony Group Corp.	7,299,483
272,065	Valeo SA	7,592,723
149,540	Yamaha Corp.	9,406,379
		61,765,513

Consumer Staples – 8.7%
251,806	Essity AB – Class A	7,809,507
94,500	Kao Corp.	5,624,035
71,701	Kerry Group PLC	9,634,329
122,600	Shiseido
	Company Ltd.	8,239,881
217,470	Unilever
	NV – ADR	11,791,223
		43,098,975

Energy – 1.1%
2,652,000	Xinyi Solar
	Holdings Ltd.	5,428,972

Financials – 20.7%
738,826	AIA Group Ltd.	8,499,755
563,275	AXA SA	15,610,124
74,135	HDFC Bank
	Ltd. – ADR	5,418,527
1,263,304	ING Groep NV	18,366,495
83,467	Macquarie
	Group Ltd.	10,783,639
667,700	ORIX Corp.	12,493,687
1,176,170	Oversea-Chinese
	Banking Corp. Ltd.	9,904,217
28,477,106	PT Bank Rakyat
	Indonesia
	(Persero) Tbk.	7,590,481
279,524	Sampo Oyj –
	Class A	13,819,850
		102,486,775

Health Care – 13.7%
104,792	Dechra
	Pharmaceuticals
	PLC	6,848,043
70,400	Eisai Company Ltd.	5,273,487
200,455	Grifols SA	4,894,696
76,800	Hoya Corp.	11,982,245
167,486	Koninklijke
	Philips NV	7,440,861
94,740	Novartis AG – ADR	7,747,837
107,807	Novo Nordisk
	A/S – Class B	10,391,471
290,518	Roche Holding
	Ltd. – ADR	13,209,854
		67,788,494

Industrials – 18.8%
289,113	Assa Abloy AB	8,386,188
107,825	Atlas Copco AB –
	Class B	5,480,379
43,200	Daikin Industries	9,419,261
59,354	Ferguson PLC	8,239,636
73,345	KION Group AG	6,819,417
103,200	Kurita Water
	Industries Ltd.	4,965,811
182,240	Prysmian SpA	6,365,351
135,094	Recruit Holdings
	Company Ltd.	8,257,736
74,153	Schneider
	Electric SE	12,350,437
31,821	Spirax-Sarco
	Engineering PLC	6,402,572
218,235	Vestas Wind
	Systems A/S	8,755,167
347,350	Volvo AB	7,755,106
		93,197,061

Information Technology – 9.9%
133,365	Dassault
	Systemes SE	7,018,378
221,338	Infineon
	Technologies AG	9,052,296
56,483	SAP SE – ADR	7,627,464

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2021 (Continued)

Shares		Value

COMMON STOCKS – 97.8%

Information Technology – 9.9% (Continued)
222,075	SK Telecom
	Company
	Ltd. – ADR	$6,684,457
55,673	Taiwan
	Semiconductor
	Manufacturing
	Company Ltd. –
	ADR	6,215,890
201,300	TDK Corp.	7,259,430
67,133	Worldline SA1	5,117,265
		48,975,180

Materials – 5.8%
66,065	Croda
	International PLC	7,569,543
1,377,599	DS Smith PLC	7,608,075
10,160	LG Chem Ltd.	6,589,474
118,012	Umicore SA	6,981,520
		28,748,612

Real Estate – 3.5%
2,184,000	Hang Lung
	Properties Ltd.	4,977,448
3,071,030	Mirvac
	Group – REIT	6,514,475
97,111	Vonovia SE	5,827,993
		17,319,916

Utilities – 1.1%
43,891	Orsted A/S	5,785,477

TOTAL COMMON STOCKS
(Cost $371,535,349)		484,425,307

SHORT-TERM INVESTMENTS – 1.9%

Money Market Funds – 1.9%
9,240,521	First American
	Treasury Obligations
	Fund – Class X,
	0.010%[2]	$9,240,521

TOTAL SHORT-TERM INVESTMENTS
(Cost $9,240,521)		9,240,521

TOTAL INVESTMENTS – 99.7%
(Cost $380,775,870)		493,665,828
Other Assets in Excess
of Liabilities – 0.3%		1,531,236
NET ASSETS – 100.0%		$495,197,064

ADR  American Depositary Receipt
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of September 30, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Investment Outlook

The U.S. economy has recovered at a healthy pace from the COVID-induced contraction in 2020. Record fiscal support and an accommodative Federal Reserve put the U.S. on a path of above-average growth. Looking forward, growth can continue with the likelihood of additional spending in areas of both capital and human infrastructure; as well as consumer consumption transitioning away from goods purchases to services (travel, entertainments, etc.). Highly efficacious vaccines, even in the face of new variants, and broader distribution continue to pave the way for the normalization of social and economic activities.

We expect monetary policy to remain supportive as the Federal Reserve has reiterated its commitment to the policy goals of maximum employment and price stability. The first anticipated rate increase is still some 12-18 months away. Employment has risen steadily, but fewer people are employed now than in January 2020. Paradoxically, employers are facing challenges in finding workers. We expect a combination of structural and cyclical solutions to alleviate these challenges, including higher wages and automation.

Globally, prices have risen as demand remains elevated and supply disruptions cause shortages. Inflation in the U.S. is currently estimated at 4%, significantly above the Federal Reserve’s long-term target of 2%. Some of the price rises and disruptions can be resolved with time, though the labor market may take longer. Corporate earnings overall have rebounded nicely, and many company managements have raised guidance from previously cautious estimates. However, the rate of upward earnings revisions is slowing as shortages and higher costs look to cause short-term earnings disappointments. The impacts of volatile inflation and pricing power within certain sectors have implications for corporate profitability, and management quality could drive portfolio winners and losers.

Longer term, moderate inflationary pressures need not be a negative for corporate earnings. With corporate America’s lean cost structure, the ability to raise prices can drive both revenue growth and ultimately profits. Higher wages combined with capital spending and productivity growth could raise societal incomes, resulting eventually in a more inclusive and sustainable arrangement.

We continue to see opportunity for prudent portfolio construction and active stock selection to add value by identifying forward-leaning companies focused on providing products and services consistent with a regenerative economy and more inclusive society.

Portfolio Positioning

Over the last twelve months, the Boston Common ESG Impact U.S. Equity Fund (the “U.S. Equity Fund”) has boosted its exposure to the beneficiaries of increased mobility and renewed social and economic activity as the immediate aftermath of the pandemic subsides. Additions to existing holdings in Consumer

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Discretionary helped close the U.S. Equity Fund’s underweight to this sector. Our focus on re-opening highlights retailers like TJX, whose value proposition keeps shoppers coming to its stores. We also increased the U.S. Equity Fund’s exposure to the auto industry – adding to both after-market retailer and distributor Advanced Auto Parts and OEM supplier Magna International. The former should benefit from increased summer auto travel and very strong used car prices, while the latter profits from rebounding new car sales and the transition to electric vehicles. Cognizant of rising input costs, the U.S. Equity Fund trimmed flooring manufacturer Mohawk Industries but we remain positive on housing demand.

The U.S. Equity Fund increased its exposure to Financials, moving to an overweight, as demographics, an abundance of savings, and democratization of investment markets remain key themes for companies like Morgan Stanley and Ameriprise Financial. Each company’s embedded ESG offerings helps leverage its asset accumulation abilities.

Intra-sector changes were most pronounced in Consumer Staples and Health Care, two defensive sectors in which the U.S. Equity Fund is now underweight relative to the S&P 500® Index (the “Index”). In the former, Kimberly-Clark and Procter & Gamble were both sold, as the U.S. Equity Fund shifted towards higher-growth prospects embodied by spice manufacturer McCormick and boutique grocer Sprouts Farmers Market. McCormick is well positioned to deliver above-industry top-line growth, benefiting from both secular trends in healthy in-home cuisine as well as rebounding restaurant dining. Sprouts, with its focus on fresh and natural foods, has gone through a period of repositioning and is now set to expand its store base in support of healthier lifestyles. Within Health Care, the U.S. Equity Fund added to Biogen on the news of approval of its Alzheimer’s therapy and consolidated its biotech positioning by increasing exposure to preferred holdings Regeneron and Vertex while selling Amgen.

The U.S. Equity Fund has maintained its overweight position in the Information Technology sector while adding to technology leaders in other sectors, such as online travel agent Booking, which has benefited from pent-up demand for vacation travel, and streaming giant Netflix, whose significant in-house production capabilities and unequaled library of content position it as a long-term winner of the ongoing streaming wars.

Integrating our ESG research alongside financial analysis, we continue to seek companies that can provide solutions for today’s challenges. Powerful demand trends remain in place as companies and consumers refocus on climate change – from renewable energy to electrification of transportation to responsible packaging. During the year, the U.S. Equity Fund has been positioned to emphasize sustainable, attractively valued companies exposed to growing end markets.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Management Discussion

Over the twelve months ending September 30, 2021, the  U.S. Equity Fund rose 29.62%. The U.S. Equity Fund’s performance over the past year, net of fees, was in line with the Index, which increased 30.00%.

Consumer Discretionary was the largest contributor to relative performance. Flooring specialist Mohawk benefited from the rising trend of Do-It-Yourself renovation and the overall strength in the housing market. Strong stock selection within Information Technology also contributed to the U.S. Equity Fund’s results. The ongoing global shortage in semiconductors highlights accelerating demand amidst strong, ongoing secular growth prospects, boosting memory chip maker Micron and equipment manufacturer Applied Materials. Financial-software specialist Intuit also performed strongly. Holdings in the Financials sector helped performance. Healthy financial markets and higher dividends supported capital markets specialist Morgan Stanley, while bank holdings Citigroup and PNC Financial rose along with a steepening yield curve. Additional contributors included mega-cap and Google parent Alphabet, railroad Kansas City Southern, and analytical instrument maker Waters.

Stock selection in the Health Care sector hurt relative returns, with the sector accounting for five of the top ten largest individual detractors. Biopharma holdings Amgen, Merck, and Vertex all lagged, while electronic health record specialist Cerner also underperformed. Despite obtaining approval for the first new therapy to fight Alzheimer’s Disease in nearly 20 years, Biogen also underperformed amid pending insurance coverage uncertainties creating a slower-than-expected roll-out. Consumer Staples, another defensive sector, also weighed on returns. Having benefited from increased demand earlier in the pandemic, consumer products giant Kimberly-Clark fell as purchasing habits slowly normalized. Additional detractors included telecommunication Verizon, mega-cap Apple, payments network Visa, and auto parts supplier Magna. From an allocation perspective, the U.S. Equity Fund’s lack of exposure to the strong rebound in conventional energy negatively impacted performance.

We remain committed to responsible investing anchored in research-driven stock selection and thoughtful portfolio construction.  Coupled with active ownership and proactive corporate engagement, this approach has the potential to deliver strong financial returns and meaningful social change.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise is advantageous for it to do so. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the adviser to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact Funds.

The S&P 500® Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure a broad domestic securities market. It is not possible to invest directly in an index.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SECTOR ALLOCATION at September 30, 2021 (Unaudited)

Sector	% of Net Assets[1]
Information Technology	31.1%
Communication Services	12.6%
Financials	12.4%
Consumer Discretionary	12.2%
Health Care	11.9%
Industrials	7.6%
Consumer Staples	5.1%
Real Estate	3.1%
Materials	1.7%
Utilities	1.2%

[1]	Excludes short-term investments and liabilities in excess of other assets.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Value of $10,000 vs. S&P 500® Index
(Unaudited)

				Since	Value of
Average Annual Returns	One	Three	Five	Inception	$10,000
Periods Ended September 30, 2021	Year	Year	Year	(4/30/12)	(9/30/21)
U.S. Equity Fund	29.62%	14.72%	14.22%	12.71%	$30,854
S&P 500® Index	30.00%	15.99%	16.90%	14.98%	$37,239

This chart illustrates the performance of a hypothetical $10,000 investment made on April 30, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2021

Shares		Value

COMMON STOCKS – 98.9%

Communication Services – 12.6%
9	Alphabet, Inc. –
	Class A1	$24,062
1,299	Alphabet, Inc. –
	Class C1	3,462,238
2,128	Netflix, Inc.[1]	1,298,804
10,605	The New York Times
	Company – Class A	522,508
21,790	Verizon
	Communications, Inc.	1,176,878
4,650	Walt Disney Company	786,640
		7,271,130

Consumer Discretionary – 12.2%
3,560	Advance Auto
	Parts, Inc.	743,648
305	Booking
	Holdings, Inc.[1]	724,030
3,195	Home Depot, Inc.	1,048,791
7,775	Magna
	International, Inc.	584,991
3,900	Mohawk
	Industries, Inc.[1]	691,860
6,525	PVH Corp.[1]	670,705
4,461	Target Corp.	1,020,543
13,390	TJX Companies, Inc.	883,472
3,182	TopBuild Corp.	651,706
		7,019,746

Consumer Staples – 5.1%
7,620	Colgate-Palmolive
	Company	575,920
2,093	The Estee Lauder
	Companies, Inc. –
	Class A	627,753
7,793	McCormick &
	Company, Inc.	631,467
11,875	Mondelez International,
	Inc. – Class A	690,888
18,395	Sprouts Farmers
	Market, Inc.[1]	426,212
		2,952,240

Financials – 12.4%
2,501	Ameriprise
	Financial, Inc.	660,564
2,510	Aon PLC	717,283
20,595	Citigroup, Inc.	1,445,357
2,565	CME Group, Inc.	496,020
20,025	Morgan Stanley	1,948,633
5,030	PNC Financial
	Services Group, Inc.	984,069
4,475	T. Rowe Price
	Group, Inc.	880,232
		7,132,158

Health Care – 11.9%
5,575	Agilent
	Technologies, Inc.	878,230
2,338	Biogen, Inc.[1]	661,630
9,100	Cerner Corp.	641,732
2,950	Danaher Corp.	898,098
12,250	Merck & Company, Inc.	920,097
7,685	Novo Nordisk
	A/S – ADR	737,837
1,493	Regeneron
	Pharmaceuticals, Inc.[1]	903,534
3,607	Vertex
	Pharmaceuticals, Inc.[1]	654,274
1,550	Waters Corp.[1]	553,815
		6,849,247

Industrials – 7.6%
5,301	3M Company	929,901
16,925	Carrier Global Corp.	876,038
3,825	Cummins, Inc.	858,942
10,386	Emerson Electric
	Company	978,361
8,226	Wabtec Corp.	709,164
		4,352,406

Information Technology – 31.1%
2,320	Adobe, Inc.[1]	1,335,670
3,510	Analog Devices, Inc.	587,855
23,260	Apple, Inc.	3,291,290
6,700	Applied Materials, Inc.	862,491
16,575	Ciena Corp.[1]	851,126
10,895	First Solar, Inc.[1]	1,040,037
2,847	Intuit, Inc.	1,535,985
12,690	Micron Technology, Inc.	900,736
15,326	Microsoft Corp.	4,320,706
4,246	salesforce.com, Inc.[1]	1,151,600
8,870	Visa, Inc. – Class A	1,975,793
		17,853,289

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2021 (Continued)

Shares		Value

COMMON STOCKS – 98.9% (Continued)

Materials – 1.7%
3,960	AptarGroup, Inc.	$472,626
2,447	Ecolab, Inc.	510,493
		983,119

Real Estate – 3.1%
20,860	Hannon Armstrong
	Sustainable
	Infrastructure Capital,
	Inc. – REIT	1,115,593
32,342	Kimco Realty
	Corp. – REIT	671,096
		1,786,689

Utilities – 1.2%
3,961	American Water
	Works Company, Inc.	669,567

TOTAL COMMON STOCKS
(Cost $32,044,845)		56,869,591

SHORT-TERM INVESTMENTS – 1.2%

Money Market Funds – 1.2%
668,445	First American
	Treasury Obligations
	Fund – Class X,
	0.010%[2]	$668,445

TOTAL SHORT-TERM INVESTMENTS
(Cost $668,445)		668,445

TOTAL INVESTMENTS – 100.1%
(Cost $32,713,290)		57,538,036
Liabilities in Excess
of Other Assets – (0.1)%		(46,367)
NET ASSETS – 100.0%		$57,491,669

ADR  American Depositary Receipt
REIT  Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of September 30, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2021

	Emerging	International	U.S. Equity
	Markets Fund	Fund	Fund
ASSETS:
Investments in securities, at value
(cost $749,759, $380,775,870
and $32,713,290, respectively)	$750,041	$493,665,828	$57,538,036
Receivables:
Fund shares sold	—	2,194,226	—
Dividends and interest	772	1,731,364	35,097
Due from advisor, net	12,739	—	—
Prepaid expenses	—	11,367	13,466
Total assets	763,552	497,602,785	57,586,599

LIABILITIES:
Payables:
Investment securities purchased	—	1,698,400	—
Fund shares redeemed	—	158,561	—
Investment advisory fees, net	—	337,071	31,009
Fund administration & fund accounting fees	685	95,362	20,414
Audit fees	7,500	22,436	22,436
Transfer agent fees	512	21,360	5,633
Custody fees	1,370	37,180	1,480
Registration fees	255	10,118	297
Printing and mailing expenses	261	12,943	2,266
Trustee fees	507	6,706	4,981
Miscellaneous expenses	250	2,401	3,231
Chief Compliance Officer fees	319	3,183	3,183
Legal fees	219	—	—
Other accrued expenses	1,066	—	—
Total liabilities	12,944	2,405,721	94,930
NET ASSETS	$750,608	$495,197,064	$57,491,669

COMPONENTS OF NET ASSETS:
Paid-in capital	$750,050	$376,593,962	$30,388,319
Total distributable (accumulated)
earnings (losses)	558	118,603,102	27,103,350
Net assets	$750,608	$495,197,064	$57,491,669
Net assets value (unlimited shares authorized):
Net assets	$750,608	$495,197,064	$57,491,669
Shares of beneficial interest
issued and outstanding	30,002	12,842,786	927,910
Net asset value, offering, and
redemption price per share	$25.02	$38.56	$61.96

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2021

	Emerging	International	U.S. Equity
	Markets Fund[1]	Fund	Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding tax
and issuance fees of $64, $972,384
and $3,593, respectively)	$773	$8,731,686	$604,102
Interest	—	2,020	228
Total investment income	773	8,733,706	604,330

Expenses:
Investment advisory fees	176	3,439,568	399,596
Audit fees	7,500	22,496	22,496
Custody fees	1,370	132,243	5,582
Registration fees	967	35,599	22,848
Fund administration & fund accounting fees	685	356,049	82,224
Transfer agent fees	512	81,059	22,430
Trustee fees	507	26,254	19,584
Insurance expenses	354	4,641	2,342
Chief Compliance Officer fees	319	12,626	12,626
Reports to shareholders	261	16,427	2,193
Miscellaneous expense	250	18,144	8,214
Legal fees	219	7,224	7,118
Total expenses	13,120	4,152,330	607,253
Less: fees waived and expenses absorbed	(12,915)	—	(74,457)
Net expenses	205	4,152,330	532,796
Net investment income (loss)	568	4,581,376	71,534

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments
and foreign currency	(292)	19,368,544	2,596,084
Net change in unrealized
appreciation/depreciation on
investments and foreign currency	282	39,390,751	10,367,665
Net realized and unrealized gain (loss)
on investments and foreign currency	(10)	58,759,295	12,963,749
NET INCREASE (DECREASE) IN
NET ASSETS RESULTING
FROM OPERATIONS	$558	$63,340,671	$13,035,283

[1]	Fund commenced operations on September 20, 2021.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
September 30,
2021[1]
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$568
Net realized gain (loss) on investments and foreign currency	(292)
Net change in unrealized appreciation/depreciation
on investments and foreign currency	282
Net increase (decrease) in net assets resulting from operations	558

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from capital share transactions[2]	750,050
Total increase (decrease) in net assets	750,608

NET ASSETS
Beginning of period	—
End of period	$750,608

[1]	Emerging Markets Fund commenced operations on September 20, 2021. Information presented is for the period from September 20, 2021 to September 30, 2021.

[2]	A summary of share transactions is as follows:

	Period Ended
	September 30, 2021[1]
	Shares	Value
Shares sold	30,002	$750,050
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	30,002	$750,050
Beginning shares	—
Ending shares	30,002

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2021	2020
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$4,581,376	$2,003,553
Net realized gain (loss) on investments
and foreign currency	19,368,544	(7,667,097)
Net change in unrealized appreciation/depreciation
on investments and foreign currency	39,390,751	38,187,044
Net increase (decrease) in net assets
resulting from operations	63,340,671	32,523,500

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(2,338,866)	(6,042,413)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from capital share transactions[1]	113,669,434	59,930,293
Total increase (decrease) in net assets	174,671,239	86,411,380

NET ASSETS
Beginning of year	320,525,825	234,114,445
End of year	$495,197,064	$320,525,825

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
	Shares	Value	Shares	Value
Shares sold	4,232,060	$161,052,129	3,824,547	$113,558,369
Shares issued to holders
in reinvestment
of distributions	47,872	1,758,818	133,553	4,213,585
Shares redeemed[2]	(1,304,685)	(49,141,513)	(2,075,993)	(57,841,661)
Net increase (decrease)	2,975,247	$113,669,434	1,882,107	$59,930,293
Beginning shares	9,867,539		7,985,432
Ending shares	12,842,786		9,867,539

[2]	Net of redemption fees of $2,936 and $11,547, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2021	2020
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$71,534	$199,197
Net realized gain (loss) on investments	2,596,084	477,664
Net change in unrealized appreciation/depreciation
of investments	10,367,665	3,868,514
Net increase (decrease) in net assets
resulting from operations	13,035,283	4,545,375

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(171,071)	(1,557,801)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from capital share transactions[1]	1,414,574	2,251,119
Total increase (decrease) in net assets	14,278,786	$5,238,693

NET ASSETS
Beginning of year	43,212,883	37,974,190
End of year	$57,491,669	$43,212,883

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
	Shares	Value	Shares	Value
Shares sold	99,589	$5,716,250	202,096	$8,935,563
Shares issued to holders
in reinvestment
of distributions	2,600	139,573	27,727	1,251,324
Shares redeemed	(75,076)	(4,441,249)	(198,295)	(7,935,768)
Net increase (decrease)	27,113	$1,414,574	31,528	$2,251,119
Beginning shares	900,797		869,269
Ending shares	927,910		900,797

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

Period Ended
September 30,
2021[1]
Net asset value, beginning of period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.02
Net realized and unrealized gain (loss) on investments	—
Total from operations	0.02

LESS DISTRIBUTIONS:
Distributions from net investment income	—
Distributions from net realized gain	—
Total distributions	—
Paid-in capital from redemption fees	—
Net asset value, end of period	$25.02
Total return	0.08%[3]

SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$751
Expenses before fees waived	63.49%[4]
Expenses after fees waived	0.99%[4]
Net investment income (loss) before fees waived	(59.75)%[4]
Net investment income (loss) after fees waived	2.75%[4]
Portfolio turnover rate	0%[3]

[1]	Emerging Markets Fund commenced operations on September 20, 2021. Information presented is for the period from September 20, 2021 to September 30, 2021.
[2]	Calculated based on average shares outstanding.
[3]	Not Annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value,
beginning of year	$32.48	$29.32	$30.51	$30.14	$26.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	0.40	0.23	0.59	0.42	0.35
Net realized and
unrealized gain (loss)
on investments	5.92	3.64	(1.41)	0.31	4.07
Total from operations	6.32	3.87	(0.82)	0.73	4.42

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.24)	(0.71)	(0.37)	(0.36)	(0.40)
Distributions from
net realized gain	—	—	—	—	—
Total distributions	(0.24)	(0.71)	(0.37)	(0.36)	(0.40)
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value,
end of year	$38.56	$32.48	$29.32	$30.51	$30.14
Total return	19.48%	13.29%	(2.53)%	2.43%	17.26%

SUPPLEMENTAL DATA:
Net assets, end
of year (000’s)	$495,197	$320,526	$234,114	$250,694	$219,225
Expenses to
average net assets	0.97%	1.00%	1.00%	1.04%	1.13%
Net investment
income (loss) to
average net assets	1.07%	0.75%	2.09%	1.38%	1.28%
Portfolio turnover rate	24%	33%	32%	26%	33%

[1]	Calculated based on average shares outstanding.
[2]	Less than $0.01 or $(0.01) per share, as applicable.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value,
beginning of year	$47.97	$43.69	$45.18	$41.77	$36.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	0.08	0.23	0.29	0.28	0.38
Net realized and
unrealized gain (loss)
on investments	14.10	5.85	0.25	4.47	5.23
Total from operations	14.18	6.08	0.54	4.75	5.61

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.19)	(0.27)	(0.29)	(0.37)	(0.31)
Distributions from
net realized gain	—	(1.53)	(1.74)	(0.97)	(0.38)
Total distributions	(0.19)	(1.80)	(2.03)	(1.34)	(0.69)
Paid-in capital from
redemption fees	—	—	—	—	0.00 [2]
Net asset value,
end of year	$61.96	$47.97	$43.69	$45.18	$41.77
Total return	29.62%	14.17%	2.02%	11.50%	15.47%

SUPPLEMENTAL DATA:
Net assets, end
of year (000’s)	$57,492	$43,213	$37,974	$36,181	$33,794
Expenses before
fees waived	1.14%	1.27%	1.25%	1.30%	1.38%
Expenses after
fees waived	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income
before fees waived	(0.01)%	0.23%	0.43%	0.34%	0.61%
Net investment income
after fees waived	0.13%	0.50%	0.68%	0.64%	0.99%
Portfolio turnover rate	19%	38%	28%	27%	22%

[1]	Calculated based on average shares outstanding.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2021

NOTE 1 – ORGANIZATION

The Emerging Markets Fund, International Fund and the U.S. Equity Fund (collectively the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds commenced operations on September 20, 2021, December 29, 2010 and April 30, 2012, respectively. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

The Funds’ investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, which are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICE Data Services Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Emerging Markets Fund and the International Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds’ securities traded on those foreign exchanges. The Funds utilize a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (Continued)

movements in various indices and the price of the security’s corresponding ADR, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Funds will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Trust’s Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Trust’s Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The FVIS valued foreign securities as discussed in the paragraph above are considered fair valued securities by the Emerging Markets Fund and International Fund.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2021. See the Schedule of Investments for the U.S. Equity Fund’s sector breakouts.

Emerging Markets Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$15,300	$31,688	$—	$46,988
Consumer Discretionary	35,482	105,104	—	140,586
Consumer Staples	23,462	26,861	—	50,323
Energy	—	15,353	—	15,353
Financials	67,164	94,117	—	161,281
Health Care	15,828	24,651	—	40,479
Industrials	11,127	19,574	—	30,701
Information Technology	104,525	79,607	—	184,132
Materials	7,628	29,389	—	37,017
Real Estate	12,499	7,767	—	20,266
Utilities	—	7,829	—	7,829
Total Common Stocks	293,015	441,940	—	734,955
Rights	—	57	—	57
Short-Term Investments	15,029	—	—	15,029
Total Investments	$308,044	$441,997	$—	$750,041

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (Continued)

International Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Communication
Services	$—	$9,830,332	$—	$9,830,332
Consumer
Discretionary	4,503,681	57,261,832	—	61,765,513
Consumer Staples	21,425,552	21,673,423	—	43,098,975
Energy	—	5,428,972	—	5,428,972
Financials	5,418,527	97,068,248	—	102,486,775
Health Care	32,700,430	35,088,064	—	67,788,494
Industrials	—	93,197,061	—	93,197,061
Information
Technology	20,527,812	28,447,368	—	48,975,180
Materials	—	28,748,612	—	28,748,612
Real Estate	—	17,319,916	—	17,319,916
Utilities	—	5,785,477	—	5,785,477
Total Common
Stocks	84,576,002	399,849,305	—	484,425,307
Short-Term
Investments	9,240,521	—	—	9,240,521
Total Investments
in Securities	$93,816,523	$399,849,305	$—	$493,665,828

U.S. Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$56,869,591	$—	$—	$56,869,591
Short-Term
Investments	668,445	—	—	668,445
Total Investments
in Securities	$57,538,036	$—	$—	$57,538,036

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (Continued)

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. As of September 30, 2021, the Funds had no post-October losses or late year losses. As of September 30, 2021, the Funds had no capital loss carryforwards available for federal income tax purposes. During the year ended September 30, 2021, the International Fund utilized $9,139,730 of short term capital loss carryforwards and $3,088,855 of long term loss carryforwards.

As of September 30, 2021, the Funds did not have any tax positions that did not meet the “more likely than not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of September 30, 2021, the Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (Continued)

over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to the Funds’ net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 calendar days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Funds’ daily NAV calculation.

H.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved liquidity risk management program that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

I.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (Continued)

arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to the tax deferral of losses on wash sales. For the year ended September 30, 2021, there were no adjustments made to the Emerging Markets Fund and International Fund. For the year ended September 30, 2021, the following adjustments were made[1]:

		Distributable
	Paid-in	(accumulated)
	Capital	earnings (losses)
U.S. Equity Fund	$110,032	$(110,032)

[1]	The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales.

K.
Recently Issued Accounting Pronouncements. In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or “fund-of-funds arrangements”. These regulatory changes may limit the Funds’ ability to pursue their principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles they believe are most desirable. The Funds are currently assessing the potential impact of the new rule on the Funds’ financial statements.

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds are currently evaluating the impact, if any, of applying this provision.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (Continued)

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. The Funds are currently evaluating the impact, if any, of applying this provision.

L.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”) for the Funds. Under the Agreement, the Adviser furnishes all investment advice, office space, facilities and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.85% for the Emerging Markets Fund, 0.80% for the International Fund and 0.75% for the U.S. Equity Fund based upon the average daily net assets of each Fund. For the year ended September 30, 2021, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses (“Expense Caps”) of each Fund’s average daily net assets to 0.99% for the Emerging Markets Fund, 1.20% for the International Fund and 1.00% for the U.S. Equity Fund, respectively. The Operating Expense Limitation Agreements have an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Funds, upon sixty days written notice to the Adviser. Any fees waived and/or Fund expenses absorbed by the Adviser, pursuant to an agreed-upon expense cap, shall be reimbursed by the Funds to the Adviser, if requested by the Adviser. Reimbursement may occur any time before the end of the third year following the fee waiver and/or

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (Continued)

expense absorption, provided the aggregate amount of the Funds’ current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board’s review and approval. The amounts of fees waived and expenses absorbed by the Adviser during the year ended September 30, 2021, are disclosed in the Statements of Operations. Any amount due from the Advisor is paid monthly to the Funds, if applicable.

As of September 30, 2021, the remaining cumulative amounts that may be recouped by the Adviser on behalf of the Funds are shown in the following table. The Adviser may recapture a portion of the unreimbursed amounts no later than the dates stated below. For the year ended September 30, 2021, the Adviser did not waive any fees or reimburse expenses for the International Fund.

Year of Expiration	Emerging Markets Fund	U.S. Equity Fund
September 30, 2022	N/A	$90,052
September 30, 2023	N/A	106,835
September 30, 2024	$12,915	74,457

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates the Funds’ NAVs, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer of the Funds are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended September 30, 2021, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as the Funds’ custodian. U.S. Bank N.A. is an affiliate of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2021, the cost of purchases and proceeds from the sales or maturity of securities, excluding short-term investments, were as follows:

	Purchases	Sales/Maturities
Emerging Markets Fund	$734,730	$—
International Fund	209,945,966	97,925,869
U.S. Equity Fund	11,543,385	9,935,889

For the year ended September 30, 2021, there were no purchases or sales of U.S. Government obligations in the Funds.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the year ended September 30, 2021 and the year ended September 30, 2020 were as follows:

	2021	2020
Emerging Markets Fund
Ordinary income	$—	N/A
Long-term capital gain	—	N/A

International Fund
Ordinary income	$2,338,866	$6,042,413
Long-term capital gain	—	—

U.S. Equity Fund
Ordinary income	$171,071	$231,822
Long-term capital gain	—	1,325,979

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at the most recent fiscal year ended September 30, 2021 were as follows1:

Emerging Markets Fund
Cost of investments	$750,723
Gross tax unrealized appreciation	16,353
Gross tax unrealized depreciation	(17,035)
Net tax unrealized appreciation (depreciation)	(682)
Undistributed ordinary income	1,240
Undistributed long-term capital gain	—
Total distributable earnings	1,240
Other distributable (accumulated) gains (losses)	—
Total distributable (accumulated) earnings (losses)	$558

International Fund
Cost of investments	$389,782,954
Gross tax unrealized appreciation	125,914,440
Gross tax unrealized depreciation	(22,036,288)
Net tax unrealized appreciation (depreciation)	103,878,152
Undistributed ordinary income	7,240,187
Undistributed long-term capital gain	7,484,763
Total distributable earnings	14,724,950
Other distributable (accumulated) gains (losses)	—
Total distributable (accumulated) earnings (losses)	$118,603,102

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (Continued)

U.S. Equity Fund
Cost of investments	$32,950,550
Gross tax unrealized appreciation	25,545,633
Gross tax unrealized depreciation	(958,147)
Net tax unrealized appreciation (depreciation)	24,587,486
Undistributed ordinary income	95,364
Undistributed long-term capital gain	2,420,500
Total distributable earnings	2,515,864
Other distributable (accumulated) gains (losses)	—
Total distributable (accumulated) earnings (losses)	$27,103,350

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the International Fund and U.S. Equity Fund credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Interest expense for the year ended September 30, 2021 is disclosed in the Statements of Operations, if applicable. Credit facility activity for the year ended September 30, 2021 was as follows:

	International Fund	U.S. Equity Fund
Maximum available credit	$10,000,000	$2,000,000
Largest amount outstanding
on an individual day	—	—
Average balance when in use	—	—
Credit facility outstanding
as of September 30, 2021	—	—
Average interest rate	3.25%	3.25%

NOTE 7 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance. Please refer to the Funds’ prospectus for information regarding the Funds’ principal risks.

BOSTON COMMON ESG IMPACT FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Boston Common ESG Impact Funds and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Boston Common ESG Impact Emerging Markets Fund, Boston Common ESG Impact International Fund and Boston Common ESG Impact U.S. Equity Funds (the “Funds”), each a series of Professionally Managed Portfolios, including the schedules of investments, as of September 30, 2021, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2021, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds		Statements of
constituting Professionally	Statement	changes in
Managed Portfolios	of operations	net assets	Financial highlights
Boston Common ESG	For the year ended	For each of the	For each of the
Impact International Fund,	September 30, 2021	two years in the	five years in the
Boston Common ESG		period ended	period ended
Impact U.S. Equity Fund		September 30, 2021	September 30, 2021

Boston Common ESG	For the period	For the period	For the period
Impact Emerging	September 20, 2021	September 20, 2021	September 20, 2021
Markets Fund	(commencement of	(commencement of	(commencement of
	operations) through	operations) through	operations) through
	September 30, 2021	September 30, 2021	September 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 29, 2021

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended September 30, 2021 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The International Fund and U.S. Equity Fund example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/21 – 9/30/21). The Emerging Markets Fund example is based on the investment of $1,000 invested at the commencement of operations and held until the end of the period (9/20/21 – 9/30/21).

Actual Expenses

The “Actual” line of the following tables provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem within 30 calendar days after purchase. In addition to the Funds’ expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Funds have shares. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so,

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended September 30, 2021 (Unaudited) (Continued)

compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Emerging Markets Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	9/20/21	9/30/21	9/20/21 – 9/30/21[1]
Actual	$1,000.00	$1,000.80	$0.30

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/21	9/30/21	4/1/21 – 9/30/21[2]
Hypothetical (5% return
before expenses)	1,000.00	1,020.10	5.01

1
The actual expenses are equal to the Emerging Market Fund’s annualized net expense ratio of 0.99% (fee waivers in effect), multiplied by the average account value over the period, multiplied by 11/365 (to reflect the period from September 20, 2021 to September 30, 2021, the commencement of operations date to the end of the period).

2
The hypothetical expenses are equal to the Emerging Market Fund’s annualized expense ratio for the most recent six-month period of 0.99% multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

International Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/21	9/30/21	4/1/21 – 9/30/21[3]
Actual	$1,000.00	$1,032.90	$4.99
Hypothetical (5% return
before expenses)	1,000.00	1,020.16	4.96

3
Expenses are equal to the International Fund’s annualized expense ratio for the most recent six-month period of 0.98% multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

U.S. Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/21	9/30/21	4/1/21 – 9/30/21[4]
Actual	$1,000.00	$1,081.90	$5.22
Hypothetical (5% return
before expenses)	1,000.00	1,020.05	5.06

4
Expenses are equal to the U.S. Equity Fund’s annualized expense ratio for the most recent six-month period of 1.00% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

BOSTON COMMON ESG IMPACT FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted a liquidity risk management program (the “program”). The Board has designated the Adviser’s Chief Compliance Officer (“Adviser CCO”) to serve as the administrator of the program. The Adviser CCO conducts the day-to-day operation of the program pursuant to policies and procedures administered by the Adviser.

Under the program, the Adviser CCO manages the Funds’ liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds’ investments, limiting the amount of the Funds’ illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. The Adviser CCO’s process of determining the degree of liquidity of the Funds’ investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the Adviser CCO regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No significant liquidity events impacting the Funds were noted in the report. In addition, the Adviser CCO provided its assessment that the program had been effective in managing the Funds’ liquidity risk.

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupation	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust

Kathleen T. Barr	Trustee	Indefinite	Former owner	3	Independent
(born 1955)		Term;	of a registered		Director,
c/o U.S. Bank Global		Since	investment adviser,		Muzinich BDC,
Fund Services		November	Productive Capital		Inc. (2019
2020 E. Financial Way		2018.	Management, Inc.;		to present);
Suite 100			formerly, Chief		Independent
Glendora, CA 91741			Administrative Officer,		Trustee for the
			Senior Vice President		William Blair
			and Senior Managing		Funds (2013
			Director of Allegiant		to present)
			Asset Management		(22 series);
			Company (merged		Independent
			with PNC Capital		Trustee for the
			Advisors, LLC		AmericaFirst
			in 2009); formerly,		Quantitative
			Chief Administrative		Funds (2012
			Officer, Chief		to 2016).
Compliance Officer
and Senior Vice
President of PNC
Funds and PNC
Advantage Funds
(f/k/a Allegiant Funds)
(registered investment
companies).

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupation	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years

Wallace L. Cook	Trustee	Indefinite	Investment	3	Trustee,
(born 1939)		Term;	Consultant; formerly,		The Dana
c/o U.S. Bank Global		Since	Chief Executive Officer,		Foundation.
Fund Services		May 1991.	Rockefeller Trust Co.,
2020 E. Financial Way			(prior thereto Senior
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Adviser);
formerly, Senior Vice
President, Norton
Simon, Inc.
(international consumer
products conglomerate).

Eric W. Falkeis	Trustee	Indefinite	Chief Executive	3	Independent
(born 1973)		Term;	Officer, Tidal		Director,
c/o U.S. Bank Global		Since	ETF Services LLC		Muzinich BDC,
Fund Services		September	(2018 to present);		Inc. (2019
2020 E. Financial Way		2011.	formerly, Chief		to present);
Suite 100	Chair-	Indefinite	Operating Officer,		Interested
Glendora, CA 91741	person	Term;	Direxion Funds		Trustee and
		Since	(2013 to 2018);		Chairperson,
		August	formerly, Senior Vice		Tidal ETF
		2019.	President and Chief		Trust (2018
			Financial Officer		to present)
			(and other positions),		(27 series);
			U.S. Bancorp Fund		Former
			Services, LLC		Interested
			(1997 to 2013).		Trustee,
Direxion Funds
(22 series),
Direxion Shares
ETF Trust
(112 series) and
Direxion
Insurance Trust
(2013 to 2018).

Carl A. Froebel	Trustee	Indefinite	Formerly, President	3	None.
(born 1938)		Term;	and Founder,
c/o U.S. Bank Global		Since	National Investor
Fund Services		May 1991.	Data Services, Inc.
2020 E. Financial Way			(investment related
Suite 100			computer software).
Glendora, CA 91741

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupation	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years

Steven J. Paggioli	Trustee	Indefinite	Consultant;	3	Independent
(born 1950)		Term;	formerly, Executive		Director,
c/o U.S. Bank Global		Since	Vice President,		Muzinich BDC,
Fund Services		May 1991.	Investment Company		Inc. (2019
2020 E. Financial Way			Administration, LLC		to present);
Suite 100			(mutual fund		Independent
Glendora, CA 91741			administrator).		Trustee, AMG
Funds (1993
to present)
(49 series);
Advisory Board
Member,
Sustainable
Growth
Advisers, LP.

Ashi S. Parikh	Trustee	Indefinite	Investment	3	Board of
(born 1966)		Term;	professional;		Directors
c/o U.S. Bank Global		Since	formerly, Chief		Member,
Fund Services		June 2020.	Executive and Chief		Investment
2020 E. Financial Way			Investment Officer		Working Group,
Suite 100			and various other		The Ohio State
Glendora, CA 91741			positions, RidgeWorth		University
			Investments, LLC		Endowments
			(global investment		and Foundation
			management firm)		(2016 to
			(2006 to 2017);		present); Board
			formerly, Chief		of Directors,
			Investment Officer		World
			Institutional Growth		Methodist
			Equities, Eagle Asset		Council,
			Management		Investment
			(financial advisor);		Committee
			formerly Sr. Managing		(2018 to
			Director, Growth		present).
			Equities, Banc One		Independent
			Investment Advisors		Trustee, PNC
			(financial advisor).		Funds (2018 to
2019) (32 series);
Interested
Trustee,
RidgeWorth
Funds (2014 to
2017) (35 series).

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupation	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Jason F. Hadler	President	Indefinite	Senior Vice	Not	Not
(born 1975)	&	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Principal	Since	Head of Fund
Fund Services	Executive	September	Services Fund
615 East Michigan St.	Officer	2021.	Administration
Milwaukee, WI 53202			Department, U.S.
Bank Global Fund
Services since
December 2003.

Carl G. Gee, Esq.	Secretary	Indefinite	Assistant Vice	Not	Not
(born 1990)	& Vice	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	Bank Global Fund
Fund Services		February	Services since August
615 East Michigan St.		2021.	2016;Summer Associate,
Milwaukee, WI 53202			Husch Blackwell LLP
(2015); Law Clerk,
Brady Corporation
(global printing systems,
labels and safety
products company)
(2014-2015).

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bank Global	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Fund Services
Fund Services		March	since June 2006.
615 East Michigan St.		2017.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global
Fund Services		August	Fund Services
615 East Michigan St.		2016.	since June 2005.
Milwaukee, WI 53202

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupation	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2016.	November 2007.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2017.	October 2006.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Officer,	Since	Compliance Officer,
Fund Services	Anti-	July	U.S. Bank Global
615 East Michigan St.	Money	2011.	Fund Services since
Milwaukee, WI 53202	Laundering		August 2004.
Officer &
Vice
President

[1]	All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
[2]
Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78 (or, in the case of a Trustee who was over the age of 78 at the time the retirement policy was adopted in 2019, December 31, 2021).

[3]
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

At a meeting held on August 17-18, 20211, the Board (which is comprised of six persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Boston Common Asset Management, LLC (the “Adviser”) for each of the Boston Common ESG Impact International Fund and the Boston Common ESG Impact U.S. Equity Fund (each a “Fund,” and together, the “Funds”) for another term.  At this meeting and at a prior meeting held on June 17, 2021, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, business continuity plan, and risk management process. Additionally, the Board considered how the Adviser’s business continuity plan has operated during the COVID-19 pandemic. The Board considered that Boston Common was a socially responsible manager and that each

____________

1
Although the Investment Company Act requires that approval of the continuance of the Advisory Agreement be approved by the in-person vote of a majority of the Independent Trustees, the August 17-18, 2021 meeting was held virtually in reliance on an order issued by the Securities and Exchange Commission, which provided temporary relief from the in-person meeting requirements in response to the COVID-19 pandemic.

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Fund invests in issuers that meet the Adviser’s specific environmental, social and governance (“ESG”) criteria.  The Board noted the additional effort and infrastructure necessary to monitor and invest in accordance with the Adviser’s ESG criteria and also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with certain personnel of the Adviser by video conference to discuss fund performance and investment outlook, as well as, various marketing and compliance topics. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Funds’ historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks and the Adviser’s similarly managed accounts, all for periods ended March 31, 2021.  The Board also considered performance against a smaller group of peers selected by an independent third-party consultant engaged by the Board to assist it in its 15(c) review (the “Cohort”).  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in its respective peer universe. When reviewing the Funds’ performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Funds and such benchmarks well as other differences between actively managed funds and passive benchmarks, such as objectives and risks.  In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

For the Boston Common ESG Impact International Fund, the Board noted that the Fund underperformed its peer group median for the one-year period and outperformed for the three-year and five-year periods.  The Board also noted that the Fund was subject to specific ESG investment criteria, which may differ significantly among funds in its peer group.  The Board noted that the Boston Common ESG Impact International Fund had outperformed the average of its Cohort for the one-year, three-year and five-year periods.  The Board considered the performance of the Boston Common ESG Impact International Fund against its broad-based securities market benchmark, noting the Fund had outperformed its benchmark for the one-year, three-year and five-year periods.  The Trustees further considered that the Fund had underperformed the Adviser’s international composite for the one-year, three-year, and five-year periods ended March 31, 2021 and that such underperformance was not significant..

For the Boston Common ESG Impact U.S. Equity Fund, the Board noted that the Fund underperformed its peer group median for the one-year and five-year periods and outperformed for the three-year period.  The Board also noted that the Fund was subject to specific ESG investment criteria, which may differ significantly among funds in its peer group.  The Board noted that the Boston Common ESG Impact U.S. Equity Fund had underperformed the average of its Cohort for the one-year, three-year and five-year periods.  The Board considered the performance of the Boston Common ESG Impact U.S. Equity Fund against its broad-based securities market benchmark, noting that the Fund had underperformed its benchmark for the one-year, three-year and five-year periods.  The Trustees further considered that the Fund had underperformed the Adviser’s tax-exempt core composite for the one-year, three-year, and five-year periods ended March 31, 2021 and that such underperformance was not significant.

3.
The costs of the services provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

For the Boston Common ESG Impact International Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.20% for the Fund (the “Expense Cap”) and noted that the Fund continued to operate below this level.  The Board noted that the Fund’s advisory fee and net expense ratio were above that of its peer group median and average.  The Board noted that the Boston Common ESG Impact International Fund’s net expense ratio was lower than its Cohort average.  The Board noted that the advisory fees charged to the Boston Common ESG Impact International Fund were lower or higher than the fees charged to the Adviser’s other similarly managed accounts depending on the asset level. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Boston Common ESG Impact U.S. Equity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.00% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee and net expense ratio were above the peer group median and average. The Board noted that the Boston Common ESG Impact U.S. Equity Fund’s net expense ratio was slightly above the average of its Cohort.  The Board noted that the advisory fees charged to the Boston Common ESG Impact U.S. Equity Fund were lower or higher than the fees charged to the Adviser’s other similarly managed accounts depending on the asset level. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board also considered that, with respect to the Boston Common ESG Impact International Fund, the annual expense ratio has continued to operate at a level below the Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional material benefits derived by the Adviser from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Adviser.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement, was not excessive, and that the Adviser had maintained adequate financial resources to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

BOSTON COMMON ESG IMPACT FUNDS

FEDERAL TAX INFORMATION (Unaudited)

For the year ended September 30, 2021, the International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

International Fund

Country	Gross Dividend	Tax Withheld
Australia	$(2,558)	$346,079
Belgium	19,281	128,540
Switzerland	80,625	537,498
Germany	48,133	499,636
Denmark	40,463	269,751
Spain	16,149	107,658
India	2,170	18,140
Italy	15,865	105,764
Finland	110,427	552,137
France	178,824	1,324,621
Great Britain	—	1,184,410
Hong Kong	—	380,940
Indonesia	20,992	139,948
Ireland	—	57,497
Jersey	—	246,504
Japan	140,235	1,402,349
South Korea	4,136	18,801
Cayman Islands	—	149,175
Netherlands	63,168	421,122
Sweden	189,474	1,263,160
Singapore	—	446,742
Taiwan	19,859	94,567
South Africa	1,355	9,034
	$948,598	$9,704,073

BOSTON COMMON ESG IMPACT FUNDS

FEDERAL TAX INFORMATION (Unaudited) (Continued)

For the year ended September 30, 2020, the International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

International Fund

Country	Taxes Withheld	Gross Dividend
Australia	$0.0269	$(0.0002)
Belgium	0.0100	0.0015
Switzerland	0.0419	0.0063
Germany	0.0389	0.0037
Denmark	0.0210	0.0032
Spain	0.0084	0.0013
India	0.0014	0.0002
Italy	0.0082	0.0012
Finland	0.0430	0.0086
France	0.1031	0.0139
Great Britain	0.0922	0.0000
Hong Kong	0.0297	0.0000
Indonesia	0.0109	0.0016
Ireland	0.0045	0.0000
Jersey	0.0192	0.0000
Japan	0.1092	0.0109
South Korea	0.0015	0.0003
Cayman Islands	0.0116	0.0000
Netherlands	0.0328	0.0049
Sweden	0.0984	0.0148
Singapore	0.0348	0.0000
Taiwan	0.0074	0.0015
South Africa	0.0007	0.0001

BOSTON COMMON ESG IMPACT FUNDS

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the year ended September 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from the net investment income designated as qualified dividend income was as follows:

Emerging Markets Fund	0.00%
International Fund	100.00%
U.S. Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2021 was as follows:

Emerging Markets Fund	0.00%
International Fund	100.00%
U.S. Equity Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Emerging Markets Fund	0.00%
International Fund	0.00%
U.S. Equity Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 777-6944 or by accessing the Funds’ website at www.bostoncommonfunds.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov. Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the Funds’, proxy voting records on the SEC’s web site at www.sec.gov.

BOSTON COMMON ESG IMPACT FUNDS

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ quarterly holdings for the most recent fiscal year can be obtained by accessing the Funds’ website at www.bostoncommonfunds.com. The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Part F of Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT may also be obtained by calling (877) 777-6944.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Funds, if applicable. To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds’ transfer agent at (877) 777-6944 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request. In addition, see the Important Notice on the cover page for changes to the distribution of the annual and semi-annual reports effective January 1, 2021.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.bostoncommonfunds.com.

 (This Page Intentionally Left Blank.)

BOSTON COMMON ESG IMPACT FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
BOSTON COMMON ASSET MANAGEMENT, LLC
200 State Street, 7th Floor
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI  53202
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania  19102

Legal Counsel
SULLIVAN & WORCESTER, LLP
1633 Broadway, 32nd Floor
New York, New York  10019

Boston Common ESG Impact Emerging Markets Fund
Symbol – BCEMX
CUSIP – 74316J227

Boston Common ESG Impact International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common ESG Impact U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

  Printed on 100% post-consumer waste paper

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis, Steven J. Paggioli, and Ashi S. Parikh are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Boston Common ESG Impact Emerging Markets Fund

	FYE 9/30/2021	FYE 9/30/2020
Audit Fees	$5,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

Boston Common ESG Impact International Fund

	FYE 9/30/2021	FYE 9/30/2020
Audit Fees	$19,800	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Boston Common ESG Impact U.S. Equity Fund

	FYE 9/30/2021	FYE 9/30/2020
Audit Fees	$19,800	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Boston Common ESG Impact Emerging Markets Fund

Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Boston Common ESG Impact International Fund

Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Boston Common ESG Impact U.S. Equity Fund

Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years:

Boston Common ESG Impact Emerging Markets Fund

Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Boston Common ESG Impact International Fund

Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Boston Common ESG Impact U.S. Equity Fund

Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/ Jason Hadler
    Jason Hadler, President/Principal Executive Officer

Date    December 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Jason Hadler
    Jason Hadler, President/Principal Executive Officer

Date    December 7, 2021

By (Signature and Title)   /s/ Aaron J. Perkovich
 Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    December 7, 2021

* Print the name and title of each signing officer under his or her signature.